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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 1997
                                                         ---------------

                         YAMAHA MOTOR RECEIVABLES CORPORATION
                         ------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                    (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


         DELAWARE                 33-72806, 33-94784       33-0592719
         --------                 ------------------       ----------
 (STATE OR OTHER JURISDICTION     (COMMISSION FILE         (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBERS)              IDENTIFICATION NO.)




                                 6555 KATELLA AVENUE
                                  CYPRESS, CA  90630
                       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                       ---------------------------------------


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500

                                     Page 1 of 4
                           Exhibit Index appears on Page 4

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Item 5.  OTHER EVENTS
         ------------
              Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the MARCH 15, 1997 Distribution Date for the Collection Period ending FEBRUARY 28, 1997. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.


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                                      SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         YAMAHA MOTOR RECEIVABLES CORPORATION
                         ------------------------------------
                                     (Registrant)


Dated:  MARCH 15, 1997                           By:  HIROSHI TANAKA
        --------------                                --------------
                                                 Name: Hiroshi Tanaka
                                                 Title: Secretary and Treasurer


                                          3

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                                  INDEX TO EXHIBITS
                                  -----------------

         EXHIBIT                                                  METHOD OF
         NUMBER                   EXHIBIT                          FILING
         -------                  -------                         ---------

           5.1          Monthly Servicer's Certificate          Filed Herewith
                        with respect to the MARCH 15, 1997
                        Distribution Date for the Collection
                        Period ending FEBRUARY 28, 1997.


                                          4